Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

AMENDMENT NO. 5

TO

COLLABORATION AND OPTION AGREEMENT

The Amendment No. 5 to Collaboration and Option Agreement (the “Fifth Amendment”) is made and entered into as of June 13, 2025 (the “Fifth Amendment Effective Date”), by and between Fate Therapeutics, Inc., a Delaware corporation located at 12278 Scripps Summit Drive, San Diego, California 92131, United States of America (“FATE”), and Ono Pharmaceutical Co., Ltd., 8-2, Kyutaromachi 1-chome, Chuo-ku, Osaka, Osaka 541-8564, Japan (“ONO”). FATE and ONO are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into a Collaboration and Option Agreement dated September 14, 2018, as amended by the following documents: (i) Letter Agreement effective as of December 4, 2020; (ii) Amendment 01 to Collaboration and Option Agreement effective as of June 28, 2022 (hereinafter, the “First Amendment”); (iii) Amendment to Collaboration and Option Agreement with respect to Collaboration Candidate 2 effective as of November 7, 2022; (iv) Letter Agreement effective as of September 27, 2023 (hereinafter, the “Second Letter Agreement”); (v) Amendment No. 3 to Collaboration and Option Agreement effective as of November 30, 2023; and (vi) Amendment No. 4 to Collaboration and Option Agreement effective as of August 28, 2024 (hereinafter, the “Fourth Amendment”) (collectively, the “Agreement”); and

WHEREAS, the Parties now desire to extend the Research Term and ONO Option Period each relating to Collaboration Candidate 3 and to amend certain fees, as further detailed herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the same respective meanings ascribed to such terms in the Agreement.

2.
Collaboration Candidate 3 Research Term. Section 5.1 (Collaboration Candidate 3 Research Term) of the First Amendment (as amended by the Fourth Amendment) is hereby deleted in its entirety and replaced with the following:

“The Research Term for Target 3 shall expire (i) on June 30, 2026 or (ii) by ONO’s written notice to FATE to elect to discontinue the Research Term, whichever occurs earlier (the period from the Effective Date through such date shall be the “Target 3 Research Term”). For the avoidance of doubt, the Collaboration Candidate Selection Criteria for Collaboration Candidate 3 shall be the same as that set forth for Collaboration Candidate 2 in Exhibit 1.23 of the Agreement. The Parties shall mutually agree to a Joint Development Plan for the Target 3 Research Term in an effort to promptly achieve the Collaboration Candidate Selection Criteria for Collaboration Candidate 3 and to the Annual R&D Fees related thereto. Except as otherwise expressly provided in this First Amendment or in the Joint Development Plan, the current version of which is attached to the Fifth Amendment as Attachment A, the Parties shall bear equally the costs and expenses incurred by FATE in connection with the conduct by FATE of Research and Development activities under the Joint Development Plan through the end of the Target 3 Research Term, for which ONO shall submit its payment of the Annual R&D Fees in accordance with Article 6 (Financial Terms) of the Agreement as consideration for the conduct by FATE of such activities.”

3.
ONO Option Period for Collaboration Candidate 3. Section 5.2 (ONO Option for Collaboration Candidate 3) of the First Amendment (as amended by the Fourth Amendment) is hereby deleted in its entirety and replaced with the following:

“ONO shall have the right, but not the obligation, to exercise the ONO Option with respect to Collaboration Candidate 3 in accordance with Section 2.4.3 of the Agreement during the term of the ONO Option Period for Collaboration Candidate 3 (the “CC3 Option Period”). For the purpose of this Section 5.2, CC3 Option Period means the time period beginning on the Effective Date of the Agreement and expiring upon the date that is ninety (90) days after the date of ONO’s receipt of the CC2 P1 Data, where “CC2 P1 Data” shall mean [***].”

4.
Research and Development Costs. The table of R&D Fees in Section 6.2.2 of the Agreement, as amended by the First Amendment and Fourth Amendment (the “Table”) shall be amended to add an additional row at the bottom of the Table as follows:

Research Term	Estimated Collaboration Budget	R&D Fees
which shall be from [***] through June 30, 2026	$[***]	$[***] (“Research R&D Fees”)**

** Research Estimated Collaboration Budget shall be shared by the Parties in accordance with the allocation as set forth in Attachment A and R&D Fees shall be paid by ONO to FATE according to the payment schedule set forth in Attachment B to this Fifth Amendment which is attached hereto and incorporated herein by reference.

5.
Ratification of the Agreement. Except as amended as described above, all other terms and conditions stated in the Agreement shall remain in full force and effect. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

6.
Counterparts; Electronic Delivery. This Fifth Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in "portable document format" (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Fifth Amendment to be executed by their respective duly authorized officers as of the Fifth Amendment Effective Date.

FATE THERAPUETICS, INC.	ONO PHARMACEUTICAL CO., LTD.
By: /s/ Bob Valamehr	By: /s/ Seishi Katsumata
Name: Bob Valamehr	Name: Seishi Katsumata
Title: President & Chief Executive Officer	Title: Corporate Officer / Executive Director, Discovery & Research, Research Project Management Division

By: /s/ Akira Takada
Name: Akira Takada
Title: Corporate Officer / Executive Director, CMC & Production

ATTACHMENT A

Joint Development Plan

Objective: [***]

ATTACHMENT B

[***]